Allstate Life Insurance Company
                 Allstate Financial Advisors Separate Account I

                   Supplement dated September 30, 2004 to the
                  Preferred Client Variable Annuity Prospectus
                                dated May 1, 2004

This supplement is intended to inform you that effective September 30, 2004, the Preferred Client Variable Annuity will no longer be offered for new sales. This change does not affect your existing contract, and you may continue to make additions to your contract.

Please retain this supplement together with your prospectus for future reference.